                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
    AMENDMENT NO. 1 TO CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported)                 March 19, 2001
                                                  --------------

                         AMERICAN GREETINGS CORPORATION
                         ------------------------------
               (Exact name of registrant as specified in Charter)

                                     1-13859
                                     -------
                             Commission File Number

             Ohio                                       34-0065325
             ----                                       ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


One American Road, Cleveland, Ohio                            44144
--------------------------------------------------------------------------------
(Address of principal executive Offices)                    (Zip Code)


                                 (216) 252-7300
                                 --------------
               Registrant's telephone number, including area code

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

This Current Report on Form 8-K/A (Amendment No. 1) amends the Current Report on Form 8-K previously filed with the Commission on April 3, 2001 relating to the acquisition by American Greetings Corporation, an Ohio corporation ("American Greetings") through its subsidiary AmericanGreetings.com, Inc., of Egreetings Network, Inc., a Delaware corporation ("Egreetings"), on March 19, 2001. The following documents are included as part of this report:

(a)      Financial Statements of Business Acquired

The audited financial statements of Egreetings Network, Inc. as of and for the year ended December 31, 2000, together with the report of independent auditors are incorporated herein by reference from Exhibit 99.2 of Egreetings Network, Inc.'s Form 8-K received by the Commission on March 16, 2001, File Number 000-28479.

(b) Unaudited Pro Forma Financial Information

The accompanying unaudited pro forma financial information has been prepared to give effect to the acquisition of Egreetings by American Greetings. The unaudited pro forma combined statement of operations for the year ended February 28, 2001 gives effect to the acquisition as if the acquisition had occurred on March 1, 2000. The unaudited pro forma combined statement of operations presented for the year ended February 28, 2001 includes the historical financial results of American Greetings for the year ended February 28, 2001 and of Egreetings for the year ended December 31, 2000. Synergies and expected cost savings from the integration of Egreetings with American Greetings' existing businesses or any additional profitability resulting from the application of American Greetings revenue enhancement measures have not been included in the unaudited pro forma combined statement of operations.

The unaudited pro forma combined statement of financial position as of February 28, 2001 gives effect to the acquisition as if the acquisition had occurred on that date. The unaudited pro forma combined statement of financial position includes the balance sheet of American Greetings as of February 28, 2001 and the balance sheet of Egreetings as of December 31, 2000.

The unaudited pro forma financial information includes the adjustments that have a continuing impact to the combined company to reflect the transaction using purchase accounting. The pro forma adjustments are described in the notes to the unaudited pro forma financial information. The adjustments are based upon preliminary information and certain management judgments and estimates. The purchase accounting adjustments are subject to revisions which will be reflected in future periods. Revisions, if any, are not expected to have a material effect on the statement of operations or financial position of American Greetings. Certain reclassifications have been reflected to conform Egreetings' financial information to American Greetings' presentation.

The unaudited pro forma financial information and accompanying notes are presented for illustrative purposes only and do not purport to be indicative of and should not be relied upon as indicative of the financial position or operating results which may occur in the future, or that would have occurred if the acquisition had been consummated on March 1, 2000. The unaudited pro forma financial information should be read in conjunction with American Greetings' consolidated financial statements and notes thereto and management's discussion and analysis for the year ended February 28, 2001 filed as part of American Greetings' Form 10-K and Egreetings' financial statements and notes thereto for the year ended December 31, 2000 filed as part of Egreetings' Form 8-K.

Unaudited Pro Forma Combined Statement of Operations
For the Year Ended February 28, 2001
Thousands of dollars except per share amounts


                                                                     Historical
                                                           --------------------------------
                                                              American        Egreetings
                                                             Greetings         Network,         Pro Forma              Pro Forma
                                                            Corporation          Inc.          Adjustments              Combined
                                                           ---------------   --------------  -----------------       ---------------
Net sales                                                      $2,518,814          $10,437                               $2,529,251
Costs and expenses:
  Material, labor and other production costs                      999,271           11,609           $  (456)  (1)        1,011,447
                                                                                                      (1,063)  (2)
                                                                                                        4,220  (4)
                                                                                                      (3,528)  (5)
                                                                                                        (437)  (6)
                                                                                                        1,831  (7)
  Selling, distribution and marketing                           1,068,543           16,438              1,063  (2)        1,083,291
                                                                                                      (1,300)  (3)
                                                                                                        (467)  (4)
                                                                                                        (986)  (6)
  Administrative and general                                      280,202           27,121              1,300  (3)          303,580
                                                                                                      (3,753)  (4)
                                                                                                        (882)  (5)
                                                                                                        1,423  (6)
                                                                                                      (1,831)  (7)
  Non-recurring items                                                   -           24,856                                   24,856
  Interest  expense                                                55,387              747                                   56,134
  Other expense (income) -net                                      16,778          (3,763)                456  (1)           13,471
                                                           ---------------   --------------  -----------------       ---------------
                                                                2,420,181           77,008             (4,410)            2,492,779
                                                           ---------------   --------------  -----------------       ---------------
Income (loss) before income taxes and
    cumulative effect of accounting change                         98,633         (66,571)              4,410                36,472
Income tax provision (benefit)                                    191,306                -           (23,000)  (8)          168,306
                                                           ---------------   --------------  -----------------       ---------------
Net (loss) income before cumulative effect of
    accounting change                                          $ (92,673)        $(66,571)           $ 27,410             $(131,834)
                                                           ===============   ==============  =================       ===============

Loss per share and loss per share assuming
    dilution before cumulative effect of
    accounting change                                            $ (1.46)                                                   $ (2.07)

Weighted average number of shares
    outstanding for loss per share and loss per
    share assuming dilution                                    63,646,405                                                63,646,405

See notes to Unaudited Pro Forma Combined Statement of Operations

Notes to Unaudited Pro Forma Combined Statement of Operations
-------------------------------------------------------------

      (1) Elimination of royalties paid by Egreetings to American Greetings for online card content.

      (2) Costs related to marketing are included in selling, distribution and marketing by American Greetings. Certain of these costs are classified as product costs by Egreetings. This adjustment conforms the classification of these costs to that of American Greetings.

      (3) Costs related to bad debt expense are included in administrative and general expenses by American Greetings. These costs are classified as selling costs by Egreetings. This adjustment conforms the classification of these costs to that of American Greetings.

      (4) Reclassification of depreciation expense as reported by Egreetings to conform the classification of these costs to that of American Greetings

      (5) Represents reduction of depreciation expense reflecting write-down of property, plant and equipment to fair value.

      (6) Reclassification of occupancy costs as reported by Egreetings to conform the classification of these costs to that of American Greetings.

      (7) Costs related to Internet web monitoring and maintenance are included in material, labor and other production costs by American Greetings. These costs are classified as administrative and general costs by Egreetings. This adjustment conforms the classification of these costs to that of American Greetings.

      (8) Income tax benefit at statutory rate of 37% for loss incurred by Egreetings (but for which no benefit was available to Egreetings due to its having no operating profits in any of its periods), including pro forma adjustments.

Unaudited Pro Forma Combined Statement of Financial Position
February 28, 2001
Thousands of dollars except per share amounts


                                                            Historical
                                                   -----------------------------
                                                    American        Egreetings
                                                    Greetings        Network,      Pro Forma        Pro Forma
ASSETS                                             Corporation         Inc.       Adjustments        Combined
                                                   ------------     ------------  ------------    ---------------
CURRENT ASSETS
        Cash and cash equivalents                    $  51,691         $  3,841    $ (24,552) (3)    $    30,980
        Marketable securities                                            36,535           43  (1)         36,578
        Trade accounts receivable, less allowances
         for sales returns and for doubtful accounts   387,534            2,635          (88) (1)        390,081
        Inventories                                    365,221               59          (54) (1)        365,226
        Deferred and refundable income taxes           190,241                        10,982  (2)        201,223
        Prepaid expenses and other                     211,049              802         (464) (1)        211,387
                                                   ------------     ------------  ------------    ---------------
           Total current assets                      1,205,736           43,872      (14,133)          1,235,475

GOODWILL                                               229,802                                           229,802


OTHER ASSETS                                           799,348              825         (651) (4)        793,765
                                                                                      (5,757) (9)
PROPERTY, PLANT AND EQUIPMENT-NET                      477,188           10,365       (7,826) (5)        479,727
                                                   ------------     ------------  ------------    ---------------

                                                   $ 2,712,074         $ 55,062    $ (28,367)        $ 2,738,769
                                                   ============     ============  ============    ===============

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
        Debt due within one year                   $   378,904         $  1,994                        $ 380,898
        Accounts payable and accrued liabilities       304,063            3,467    $    (167) (1)        315,451
                                                                                       8,088  (6)
        Accrued compensation and benefits               89,936            1,807          (40) (1)         91,703
        Dividends payable                               12,732                                            12,732
        Income taxes                                   192,936                                           192,936
        Other current liabilities                      132,710            1,612          (56) (1)        134,266
                                                   ------------     ------------  ------------    ---------------
           Total current liabilities                 1,111,281            8,880        7,825           1,127,986

LONG-TERM DEBT                                         380,124            1,759         (171) (1)        381,712

OTHER LIABILITIES                                      146,187                                           146,187

DEFERRED INCOME TAXES                                   27,292                                            27,292

SHAREHOLDERS' EQUITY
        Common shares - par value $1
               Class A                                  58,860          160,971     (160,971) (7)         58,860
               Class B                                   4,629                                             4,629
        Capital in excess of par value                 286,054             (266)         266  (7)        286,054
        Treasury stock                                (447,127)                                         (447,127)
        Accumulated other comprehensive loss           (58,179)                                          (58,179)
        Retained earnings                            1,202,953         (116,282)     116,282 (7)       1,211,355
                                                                                       8,402 (8)
                                                   ------------     ------------  ------------    ---------------
               Total shareholders' equity            1,047,190           44,423      (36,021)          1,055,592
                                                   ------------     ------------  ------------    ---------------
                                                   $ 2,712,074         $ 55,062    $ (28,367)         $2,738,769
                                                   ============     ============  ============    ===============


  See Notes to Unaudited Pro Forma Combined Statement of Financial Position

Notes to Unaudited Pro Forma Combined Statement of Financial Position
---------------------------------------------------------------------

   (1) Certain items included in Egreetings' balance sheet have been adjusted to reflect their fair value.

   (2) Represents deferred tax asset established in purchase accounting.

   (3) Represents net cash paid for acquisition of Egreetings shares.

   (4) Write off deferred financing costs, security deposits and other assets.

   (5) Net write down of leasehold improvements, furniture and fixtures, software and hardware computer equipment, net of related accumulated depreciation, to estimated fair values.

   (6) Represents accruals for costs related to the assumptions and cancellation of facility leases and the related exit costs for the closure of those facilities and the related termination of employees in connection with redundant activities and operations.

   (7) Represents the elimination of the shareholders' equity related to Egreetings.

   (8) Difference in acquisition date net book value as compared to December 31, 2000 net book value.

   (9) Elimination of book value of Egreetings shares held by American Greetings at February 28, 2001.

(c)  Exhibits:

                                                                Page Number
                                                                -----------
Exhibit 23.1               Consent of Ernst & Young LLP             A-1




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN GREETINGS CORPORATION

                                       By:      /s/ Joseph B. Cipollone
                                                -------------------------------
                                                Joseph B. Cipollone
                                                Vice President-Controller

June 1, 2001